Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories	Inventories

	2022	2021
	$	$

Gold and silver bullion	49,467	52,867
In-process inventory	14,653	13,260
Ore stock-pile inventory	96,879	72,242
Materials and supplies	171,032	133,985
	332,031	272,354

Ore stock-pile inventory includes amounts for the Fekola Mine of $75 million (2021 - $52 million), for the Otjikoto Mine of $10 million (2021 – $16 million), and for the Masbate Mine of $12 million (2021 - $4 million).